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EXHIBIT 10.7

                           SPLIT DOLLAR LIFE INSURANCE PLAN

                                     ENDORSEMENT


Policy No.    020002973      Insured/Annuitant  Alfred T. Santoro


Supplementing and amending the application of the date to    Sun Life Insurance
Company of Canada (the "Insurance Company"), the applicant requests and directs that:


1. The Owner of the policy will be Derby Savings Bank, a state-chartered stock savings bank. The Owner alone may exercise all policy rights, except that the Owner will not have the rights specified in 2 below. Any collateral assignment made by the Owner will be deducted only from the proceeds payable to the Owner. Any indebtedness on the policy will first be deducted from the proceeds payable to the Owner. The exercise by the Owner of the right to surrender the policy or to change the Insured will terminate the rights of the Owner to collaterally assign the policy.

    Said Owner designates itself or its successors as direct beneficiary of the greater of an amount equal to (a) the cash value as of the date to which premiums have been paid, less any policy and premium loans and any other indebtedness secured by the Policy, or (b) its premiums paid to the Insurance Company for the Policy.

    The Insurance Company will have the right to rely on any statement signed by said Owner setting forth the amount referred to above, and any decisions made by the Insurance Company in reliance upon such statements will be conclusive and will fully protect the Insurance Company.


2. The Insured will have the rights to designate and change the beneficiaries of and, with the prior written consent of the Owner, assign the proceeds not payable in 1. (This paragraph will not limit the rights of the Owner as specified in 1 above.) Any assignment of the proceeds will be limited to the death proceeds only.

    Unless otherwise designated, the Insured designates his Estate _____________ as direct beneficiary of the proceeds specified in 2 above. All prior designations of beneficiaries of the death proceeds are revoked.


3. The policy rights specified in paragraphs 1 and 2 may be exercised by the respective Owner and Insured named in 1 and 2, or their successors or transferees.


                                         169.
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4.  If no beneficiaries named in 1 or 2 are alive when the Insured dies, payment will be paid to the Owner of that portion to which entitled, and the remainder of the proceeds will be paid to the Insured's Estate.


5. Each of Owner and the Insured specified in 1 and 2 will have the right to exercise the conversion privilege if applicable to the extent of their interest in the policy and will be the Owner of any new policy issued in lieu of such benefit.


6.  Taxpayer No. (Employer's ID No.): 06-0320565.


7. This form will not be effective until signed by proper parties. The signed original of this form must be returned to the Home Office of the Insurance Company.


                                       DERBY SAVINGS BANK



   (Signed - Ann M. Mester)
--------------------------------       BY:           (Signed)
         Witness                          ------------------------------
                                       Name:    Harry P. DiAdamo Jr.
                                            ----------------------------

                                       Title:   President & CEO
                                             ---------------------------


        10/5/95                          (Signed - Alfred T. Santoro)
----------------------                 ---------------------------------
         Date                                       Insured


                                         170.
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                           SPLIT-DOLLAR INSURANCE AGREEMENT
                                 (Endorsement Method)


    THIS AGREEMENT is entered into this 5th day of October, 1995 by and between Derby Savings Bank, a state-chartered stock savings bank, hereinafter called Employer, and Alfred T. Santoro, hereinafter called Employee.

    WHEREAS, Employee, is a valued employee of Employer and Employer wishes to retain him in its employ, and

    WHEREAS, Employer, as an inducement to such continued employment, wishes to assist Employee with his personal life insurance program.

    NOW, THEREFORE, Employer and Employee agree as follows:

    1. The life insurance policy with which this Agreement deals is Policy Number 020002973 (hereinafter called Policy) issued by the Sun Life Insurance Company of Canada (hereinafter called Insurer) on the life of Employee.
Employer shall be the sole Owner of the Policy and the direct beneficiary of the greater of an amount of the death proceeds equal to (a) the cash value of the Policy as of the date to which premiums have been paid, less any policy and premium loans and any other indebtedness secured by the Policy, or (b) its premiums paid to Insurer. Any indebtedness on the Policy will first be deducted from the proceeds payable to the Employer. Also, any collateral assignment made by the Employer will be deducted from the proceeds payable to it.

    2. Employee shall have the right to designate and change direct and contingent beneficiaries of any remaining proceeds and to elect and change a payment plan for such beneficiaries. Any assignment of the proceeds by the Employee shall be limited to the death proceeds only.

    3. The entire premium on the Policy shall be paid by Employer as it becomes due.

    4. Policy dividends shall be applied to purchase paid-up additional insurance protection.

    5. Employer shall not sell, surrender or change the Insured while this Agreement is in effect without first giving Employee the option to purchase the Policy during a period of 30 days from notice to Employee of such intention.
The purchase price of the Policy shall be the greater of (a) the cash value of the Policy as of the date of transfer to Employee, less any policy and premium loans and any other indebtedness secured by the Policy, or (b) the premiums paid by the Employer to Insurer. This restriction shall not impair the right of Employer to terminate this Agreement pursuant to Section 6 hereof. The exercise by the Employer of the right to surrender the Policy or to change the Insured will terminate the rights of the Employee.


                                         171.
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    6.  This Agreement may be terminated by either party hereto, with or without the consent of the other, by giving notice of termination in writing to the other party. This Agreement shall terminate automatically upon termination of Employee's employment with Employer for any reason whatsoever other than Employee's death. In the event of termination of the Agreement, Employee shall have the right to purchase the Policy from Employer on the same terms and conditions as specified in Section 5 hereof.

    7. The Insurer shall be bound only by the provisions of any endorsements on the Policy, and any payments made or action taken by it in accordance therewith shall fully discharge it from all claims, suits and of all persons whatsoever.

    8. The Employee shall not have the right to assign any part or all of the Employee's interest in the Policy and this Agreement to any person, entity or trust, except with the prior written approval of the Employer and by execution of a written assignment delivered to the Employer and to the Insurer.

    9. The Employer and Employee can mutually agree to amend this Agreement and such amendment shall be in writing and signed by the Employer and Employee.

    10. This Agreement shall bind and insure to the benefit of the Employer and its successors and assigns; the Employee and his heirs, executors, administrators and assigns; and any Policy beneficiary.

    11. The following provisions are part of this Agreement and are intended to meet the requirements of the Employee Retirement Income Security Act of 1974:

    (a)  The named fiduciary:  The Employer.

    (b) The funding policy under this Plan is that all premiums on the Policy be remitted to the Insurer when due.

    (c) Direct payment by the Insurer is the basis of payment of benefits under this Plan, with those benefits in turn being based on the payment of premiums as provided in the Plan.

    (d) For claims procedure purposes, the "Claims Manager" shall be Sun Life Insurance Company of Canada.

         (i) If for any reason a claim for benefits under this Plan is denied by the Employer, the Claims Manager shall deliver to the claimant a written explanation setting forth the specific reasons for the denial, pertinent references to the Plan section on which the denial is based, such other data as may be pertinent and information on the procedures to be followed by the claimant in obtaining a review of his claim, all written in a manner calculated to be understood by the claimant. For this purpose:

              (A) The claimant's claim shall be deemed filed when presented orally in writing to the Claims Manager.

              (B) The Claims Manager's explanation shall be in writing delivered to the claimant within 90 days of the date the claim is filed.


                                         172.
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         (ii)      The claimant shall have 60 days following his receipt of the denial of the claim to file with the Claims Manager a written request for review of the denial. For such review, the claimant or his representative may submit pertinent documents and written issues and comments.

         (iii) The Claims Manager shall decide the issue on review and furnish the claimant with a copy within 60 days of receipt of the claimant's request for review of his claim. The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, as well as specific references to the pertinent Plan provisions on which the decision is based. If a copy of the decision is not so furnished to the claimant within such 60 days, the claim shall be deemed denied on review.


    IN WITNESS WHEREOF the parties have signed and sealed this Agreement.

In the presence of                     DERBY SAVINGS BANK



   (Signed - Ann M. Mester)            BY:           (Signed)
------------------------------            ------------------------------
         Witness

                                       Name:    Harry P. DiAdamo Jr.
                                            ----------------------------

                                       Title:   President & CEO
                                             ---------------------------


        10/5/95                          (SIGNED - Alfred T. Santoro)
----------------------                 ---------------------------------
         Date                                      Employee


                                         173.